Jackson Square Large-Cap Growth Fund
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Communication Services - 6.3%
Alphabet - Class A	59,635	$11,443,957

Consumer Discretionary - 8.7%
Amazon.com (a)	55,348	12,957,520
Starbucks	33,288	2,967,958
		15,925,478

Financials - 15.0%
CME Group	16,297	4,535,129
Mastercard - Class A	10,527	5,963,229
S&P Global	10,999	6,061,549
Shift4 Payments - Class A (a)	52,200	5,376,600
Visa - Class A	15,425	5,328,875
		27,265,382

Health Care - 8.6%
Danaher	14,223	2,804,207
Eli Lilly & Co.	3,767	2,787,844
Intuitive Surgical (a)	7,252	3,488,865
IQVIA Holdings (a)	16,461	3,059,441
Medpace Holdings (a)	8,332	3,559,430
		15,699,787

Industrials - 17.4%
AAON	85,666	7,153,111
Boeing (a)	31,323	6,948,694
Canadian Pacific Kansas City	66,279	4,874,821
Uber Technologies (a)	36,473	3,200,506
Vertiv Holdings - Class A	33,275	4,844,840
Waste Management	20,544	4,707,863
		31,729,835

Information Technology - 38.7%(b)
Advanced Micro Devices (a)	23,342	4,115,428
ASML Holding - ADR	6,169	4,285,666
Cadence Design Systems (a)	14,021	5,111,636
CyberArk Software (a)	19,042	7,835,212
Microsoft	35,433	18,903,506
NVIDIA	104,758	18,633,305
ServiceNow (a)	4,149	3,913,005
Synopsys (a)	6,356	4,026,335
Workday - Class A (a)	16,634	3,815,507
		70,639,600

Materials - 1.5%
Linde PLC	5,817	2,677,332

Real Estate - 2.6%
SBA Communications	21,537	4,839,795
TOTAL COMMON STOCKS (Cost $109,462,769)		180,221,166

TOTAL INVESTMENTS - 98.8% (Cost $109,462,769)		180,221,166
Money Market Deposit Account - 1.7% (c)		3,066,601
Liabilities in Excess of Other Assets - (0.5)%		(950,566)
TOTAL NET ASSETS - 100.0%		$182,337,201
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR – American Depository Receipt PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Jackson Square Large-Cap Growth Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	180,221,166	–	–	180,221,166
Total Investments	180,221,166	–	–	180,221,166

Refer to the Schedule of Investments for further disaggregation of investment categories.